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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 31, 2006

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)


          NEW JERSEY                    1-8846               22-2433361
(State or other jurisdiction of      (Commission            (IRS Employer
       incorporation)                File Number)       Identification Number)


                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4 (c))


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SECTION 8 -  OTHER EVENTS

     ITEM 8.01   OTHER EVENTS

     On July 31, 2006, eCalton.com, Inc., a wholly-owned subsidiary of Calton, Inc. (the "Company"), sold substantially all of its assets to Bray Web Development, Inc. pursuant to an Asset Purchase Agreement dated July 24, 2006. Prior to the sale, Gregory A. Bray, the President and a principal of Bray Web Development, Inc., was the Vice President of Operations of eCalton.com, Inc.

     The purchase price for the assets sold to Bray Web Development, Inc. was $250,000. Bray Web Development, Inc. also assumed certain specified liabilities of eCalton.com, Inc.

     The Company is no longer in the business of providing Internet business solutions or website development and design services.

SECTION 9 -  FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits:

                 Exhibit No.  Description
                 -----------  -----------

                    99.1      News Release dated August 1, 2006, of Calton, Inc.
                              Re:  eCalton.com, Inc. Asset Sale



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Calton, Inc.
                                           -------------------------------------
                                           (Registrant)


                                       By: /s/ Laura A. Camisa
                                           -------------------------------------
                                           Laura A. Camisa
                                           Chief Financial Officer and Treasurer
Dated: August 1, 2006